POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite),
333-81019/811-7767 (Scudder Gateway Plus), 33-39702/811-6293 (Exec Annuity
Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-78245/811-06632 (Commonwealth Annuity Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV),
333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

  SIGNATURE                 TITLE                                      DATE

  /s/ Manda J. D'Agata      Director, Vice President and Treasurer     2/22/2012
  --------------------
  Manda J. D'Agata

POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite),
333-81019/811-7767 (Scudder Gateway Plus), 33-39702/811-6293 (Exec Annuity
Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-78245/811-06632 (Commonwealth Annuity Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV),
333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

  SIGNATURE                    TITLE                           DATE

  /s/ Allan Levine             Chairman of the Board           3/13/2012
  ------------------------
  Allan Levine

  /s/ Kathleen M. Redgate      Director                        3/13/2012
  ------------------------
  Kathleen M. Redgate

  /s/ Michael S. Rotter        Director                        3/13/2012
  ------------------------
  Michael S. Rotter

POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite),
333-81019/811-7767 (Scudder Gateway Plus), 33-39702/811-6293 (Exec Annuity
Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-78245/811-06632 (Commonwealth Annuity Select Reward), 333-141019/811-22024 (Preferred Plus), 333-141045/811-22024 (Advantage IV),
333-157121/811-20024 (Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

  SIGNATURE                            TITLE                          DATE

  /s/ Nicholas Helmuth von Moltke      Director, President and        3/13/2012
  -------------------------------       Chief Executive Officer
  Nicholas Helmuth von Moltke